Exhibit 10.54

Supplementary Agreement

Party A : KIWA BIO-TECH PRODUCTS GROUP LTD

Party B : UPB INTERNATIONAL SOURCING LIMITED

Whereas the contract in connection with issuance of L/C dated on August 8, 2006, Party B should issue revolving L/C with the term of one year, and whereas Party B’s opening bank agrees to issue L/C with the term of 90 days, and to reissue a substitute L/C with same amount when the former one expires, both parties come to terms of this supplementary agreement through negotiation:

I. Party A agrees to modify the way of issuing L/C, that is, to alter the original revolving L/C with the term of one year to L/C with the term of 90 days, L/C with same amount can be reissued when the time expires, until the Urea Purchase Contract expires.

II. As Party B promises, after the modification of the way of issuing L/C, it shall guarantee that in the effective period of Urea Purchase Agreement, effective L/C is continuous and available anytime, and cannot affect Party A’s normal trade.

III. If Party B’s L/C influences Party A’s trade or causes Party A to be claimed for compensation by the third party, Party B should pay for the loss of Party A, but the compensation is in the limit of the commission.

IV. This supplementary agreement shall become effective upon execution.

Party A : KIWA BIO-TECH PRODUCTS GROUP LTD
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Party B : UPB INTERNATIONAL SOURCING LIMITED
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